UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2010

TECHNOLOGY RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Florida                      0-13763                                 59-2095002
(State or other jurisdiction                                                                (Commission File Number)                       (IRS Employer
     of incorporation)                                                                                                                                              Identification No.)

5250-140th Avenue North, Clearwater, Florida                                                                                                                                  33760
(Address of principal executive officers)                                                                                                                                           (Zip Code)

Registrant's telephone number, including area code: (727) 535-0572

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

Explanatory Note:

The Company previously filed a Current Report on Form 8-K on April 1, 2010 (the “Initial Filing”) announcing that Technology Research Corporation (the “Company”) had completed the acquisition of 100% of the common stock of Patco Electronics, Inc. (“Patco”), and entered into certain material contracts with the acquisition of Patco.  In connection with this filing, the Company filed as an exhibit audited financial statements of Patco, as required by Item 9.01.  The financial statements of Patco included in Exhibit 99.2 were not signed by the auditor, as required by Rule 2-05 (a) of Regulation S-X and Item 302 of Regulation S-T.  This Amendment No. 1 amends the Initial Filing to include the historical financial statements of Patco required by Item 9.01 of Form 8-K.

(a)	Financial Statements of Business Acquired

The required audited financial statements of Patco as of December 31, 2009 and for the years ended December 31, 2009 and 2008 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b)	Exhibits

Exhibit No.                                      Description

99.1       Financial Statements listed in Item 9.01(a)

________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION

Date:  April 12, 2010                                                                       By: /s/ Thomas G. Archbold
Name:  Thomas G. Archbold
Title:  Chief Financial Officer